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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                              --------------------

                        Date of Report (date of earliest
                                 event reported)
                         April 11, 2002 (April 11, 2002)

                            Korn/Ferry International

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

   Delaware                       001-14505                      95-2623879
--------------            ------------------------             ----------------
   (State of              (Commission File Number)              (IRS Employer
incorporation)                                                  Identification
                                                                     No.)


        1800 Century Park East, Suite 900, Los Angeles, California 90067
        ----------------------------------------------------------------

        (Address of principal executive offices)              (Zip Code)

                                 (310) 552-1834

                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                                       N/A

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountants.
         ----------------------------------------------

         On April 11, 2002, our board of directors, upon recommendation of the Audit Committee, resolved (i) to dismiss Arthur Andersen LLP as our independent auditors and (ii) to appoint Ernst & Young LLP to replace Arthur Andersen. Ernst & Young LLP will audit our financial statements for the fiscal year ending April 30, 2002.

         The audit reports of Arthur Andersen on our consolidated financial statements for each of the fiscal years ended April 30, 2001 and April 30, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years ended April 30, 2001 and the subsequent period through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with its reports.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent fiscal years ended April 30, 2001 or within the interim period through the date hereof.

         We provided Arthur Andersen with a copy of the above disclosures and requested that Arthur Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating its agreement with the above statements. A copy of that letter, dated April 12, 2002, is filed as Exhibit
16.1 to this Form 8-K.

         During the two most recent fiscal years ended April 30, 2001, and the subsequent period through the date hereof, we did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

Exhibit No.       Description
-----------       -----------

16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated April 12, 2002, regarding change in certifying accountant.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            KORN/FERRY INTERNATIONAL



                                            By: /s/ Gary D. Burnison
                                               --------------------------------
                                               Name:   Gary D. Burnison
                                               Title:  Executive Vice President
                                                       and Chief Financial
                                                       Officer

Date:  April 15, 2002

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter of Arthur Andersen LLP to the Securities and Exchange Commission, dated April 12, 2002, regarding change in certifying accountant.